NONQUALIFIED STOCK OPTION AWARD AGREEMENT

Issued Pursuant to the
Purple Beverage Company, Inc. 2007 Incentive Plan

THIS OPTION AWARD AGREEMENT (“Agreement”), effective ______, (the “Date of Grant”) represents the grant of an incentive stock option (“Option”) by Purple Beverage Company, Inc. (the “Company”), to ___________________ (the “Participant”) pursuant to the provisions of the Purple Beverage Company, Inc. 2007 Incentive Plan adopted ______ __, 2007 and approved by shareholders ____ __, 2007 (the “Plan”), as may be amended from time to time. The Option granted hereby is not intended to be an “ISO”, as such term is defined in the Plan, within the meaning of Section 422 of the Code.

The Plan provides a complete description of the terms and conditions governing this Option. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein, and the receipt of a copy of which the Participant hereby acknowledges by his or her signature below. The parties hereto agree as follows:

1. General Option Grant Information. The individual named above has been selected to be a Participant in the Plan and receive an incentive option grant, as of the Date of Grant, as specified below:

(a) Number of Shares Covered by this Option: ____________

(b) Option Price per share: $0.50

(c) Date of Expiration: ______, 2012

2. Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth above, at the stated Option Price per share, which is 100% of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement. The Committee has determined that the Fair Market Value of a Share on the date of grant is equal to $0.50.

3. Option Term. The term of this Option begins as of the Date of Grant as detailed above and continues through the Date of Expiration as detailed above, unless sooner terminated in accordance with the terms of this Agreement.

4. Vesting Period: If the Participant has been continuously employed by the Company or its Subsidiaries or Affiliates, with respect to each incremental vesting period, this Option shall vest and be exercisable, as to one-third of the total Shares covered by the Option, each year over a three year period, with the first one-third of the total Option vesting on the first anniversary of the Date of Grant, the second one-third of the total Option vesting on the second anniversary of the Date of Grant, and the third one-third of the total Option vesting on the third anniversary of the Date of Grant.

Notwithstanding anything to the contrary set forth herein, in the event of the occurrence of a change in control of the Company (a “Change in Control”), the Option shall immediately vest. For purposes of this Agreement, a “Change in Control” shall be deemed to occur if: (i) there shall have occurred a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof, whether or not the Company is then subject to such reporting requirement, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the Participant or an entity of which the Participant is an executive officer, director or more than five percent equity holder is, directly or indirectly, one of the new controlling parties; or (ii) the Company has merged or consolidated with, or sold substantially all of its assets to, another company, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the Participant is an executive officer, director or more than five percent equity holder of the other party to the transaction or of any entity directly or indirectly controlling that party to the transaction. Provided, further, that if in the event of a Change in Control, the successor company assumes or substitutes options for its shares for this Option then the vesting of this Option shall not be accelerated.

Notwithstanding the foregoing, in the event of a termination of the Participant’s employment or directorship in such successor company within twenty-four (24) months following such Change in Control, the Option granted hereunder or the substitute option held by such Participant at the time of the Change in Control shall vest as of the day preceding the date of termination.

Notwithstanding anything to the contrary set forth herein, in the event of the termination of the Participant’s employment for Cause, the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day of such termination of employment. For the purposes of their Agreement, “Cause” shall be defined as: (a) a material breach by Participant of any term of this Agreement; (b) an intentional refusal or failure to follow the lawful and reasonable instructions of the Board of Directors or an individual to whom the Board of Directors instructed the Participant to report (as appropriate); (c) a willful or habitual neglect of duties; (d) misconduct on the part of Participant that is materially injurious to the Company, including, without limitation, misappropriation of trade secrets, fraud or embezzlement; or (e) Participant’s conviction for fraud, theft or a felony involving moral turpitude. In the case of clauses (a) through (c), Participant fails to cure such breach within thirty (30) days of Participant’s receipt of written notice from the Company; provided, however, that such cure period shall not be applicable if, in the case of clause (a), the Board of Directors, in its sole discretion, has determined that such breach is not capable of being fully cured; provided, further, that, upon the second occurrence of a breach of under clauses (a) through (c), no such cure period need be extended to Participant. A determination of Cause shall be made by the Board of Directors of the Company.

5. Exercise: This Option shall not be transferable by the Participant other than by will or the laws of descent and distribution. The Participant, or the Participant’s representative upon the Participant’s death or disability, may exercise this Option at any time prior to the termination of the Option, subject to and as provided in Sections 3 and 8.

6. How to Exercise: Once vested, the Options hereby granted shall be exercised by written notice to the Company, specifying the number of Shares subject to this Option Participant desires to exercise. The Option Price of the Options shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise. In no event may the Option be exercised for a fraction of a share.

Unless otherwise determined by the Committee, all cash payments under all of the methods indicated above shall be paid in United States dollars.

7. Nontransferability. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and may be exercised or surrendered during Participant’s lifetime only by the Participant or his or her guardian or legal representative. No assignment or transfer of the Option in violation of this Section 7, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever. Notwithstanding the foregoing, upon the request of the Participant, the Committee may, in its sole discretion, permit the Participant to transfer this Option under such terms and conditions as the Committee may determine. In the event of any such transfer, the Option shall still be subject to the provisions of Section 7 hereof and Section 6.8 of the Plan concerning the exercisability during the Participant’s employment.

8. Termination of Option:

(a) In General. If the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries or Affiliates for any reason other than death or disability, the vested portion of this Option shall remain exercisable; provided, however, that, in the event of termination for Cause, this Option shall terminate and be of no force or effect; provided, further, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d), above.

(b) Death. In the event the Participant dies while employed by the Company or any of its Subsidiaries or Affiliates, the Option to the extent not previously expired or exercised shall, to the extent vested and exercisable on the date of death, be exercisable by the estate of such Participant or by any person who acquired such Option by bequest or inheritance at any time, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d) above.

(c) Disability. In the event the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries or Affiliates due to permanent and total disability, the Participant, or his guardian or legal representative, shall have the unqualified right to exercise the vested portion of the Option, to the extent not previously exercised or expired, as of the first date of permanent and total disability (as determined in the sole discretion of the Committee), at any time within one year after the first date of permanent and total disability, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d), above. For purposes of this Agreement, the term “permanent and total disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Committee. Notwithstanding anything to the contrary set forth herein, the Committee shall determine, in its sole and absolute discretion, (1) whether a Participant has ceased to perform services of any kind due to a permanent and total disability and, if so, (2) the first date of such permanent and total disability.

9. Sale Restriction.

(a) The Shares covered by the Option shall be subject to the restrictions contained in this Section 9 that shall commence on the date hereof and terminate two years hereafter (the “Restriction Period”).

(b) The following legend shall be contained on the Participant’s certificate representing the Shares:

THE SHARES OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS PURSUANT TO A NONQUALIFIED STOCK OPTION AGREEMENT THAT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY OR MAY BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE OF A WRITTEN REQUEST FROM THE STOCKHOLDER.

(c) The Participant hereby agrees that during the Restriction Period and without the prior written consent of the Company, which may be withheld, delayed, or denied for any reason or for no reason, the Participant will not sell, transfer or otherwise dispose of any shares of common stock or any options, warrants or other rights to purchase shares of common stock or any other security of the Company that the Participant owns or has a right to acquire as of the date hereof or during the Restriction Period, other than in connection with an offer made to all stockholders of the Company in connection with merger, consolidation or similar transaction involving the Company. The Participant further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of common stock or other securities of the Company held by the Participant in violation of this Agreement. In connection with the agreement of the Participant, the Company hereby agrees to use commercially reasonable efforts not to allow any transaction inconsistent with this Section 9; provided, however, that upon the prior written consent of the Company, which may be withheld, delayed, or denied for any reason or for no reason, during each calendar month of the last year of the Restriction Period, the Participant may sell, pledge, hypothecate, or otherwise derive economic value from an amount of Shares equivalent to not more than five percent of the number of Shares subject to the restrictions set forth in this Section 9. In the event the Participant does not sell five percent of the Shares in any of such months (assuming permission has been so granted), such unsold Shares may be sold in any future month without reducing such future month’s five percent allowance (assuming permission has been so granted). Upon the expiration of the Restriction Period, the Participant will no longer be subject to any potential contractual restrictions in favor on the disposition of any of the Shares.

(d) The Participant and the Company agree that any subsequent issuance to and/or acquisition by the Participant of common stock of the Company, or its corporate successor (the “Convertible Securities”) during the Restriction Period will be subject to the provisions of this Section 9.

(e) Notwithstanding the foregoing potential restrictions set forth in this Section 9, the Participant may, at any time and from time to time during the Restriction Period, transfer all or a portion of the shares of common stock or Convertible Securities (i) as bona fide gifts or transfers by will or intestacy and (ii) to any trust for the direct or indirect benefit of the Participant or the immediate family of the Participant, provided, however, that any such transfer shall not involve a disposition for value; provided, further, that, in the case of any gift or transfer described in clauses (i) and (ii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the Participant.

10. Administration. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. Any inconsistency between the Agreement and the Plan shall be resolved in favor of the Plan.

11. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of the Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

12. Adjustments. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section 4.4 of the Plan.

13. Exclusion from Pension Computations. By acceptance of the grant of this Option, the Participant hereby agrees that any income or gain realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensation and shall not be taken into account, to the extent permissible under applicable law, as “wages”, “salary” or “compensation” in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its Subsidiaries or Affiliates.

14. Amendment. The Committee may, with the consent of the Participant, at any time or from time to time amend the terms and conditions of the Option, and may at any time or from time to time amend the terms of this Option in accordance with the Plan.

15. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 450 E. Las Olas Boulevard, Suite 830, Ft. Lauderdale, Florida 33301, Attention: Theodore Farnsworth, or at such other address as the Company by notice to the Participant may designate in writing from time to time; and if to the Participant, at the address shown below his or her signature on this Agreement, or at such other address as the Participant by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.

16. Withholding Taxes.

(a) The Company shall have the right to withhold from a Participant, or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of (i) exercise of the Option, or any other taxable event occurring pursuant to the Plan or this Agreement, or (ii) a Disqualifying Disposition (as defined below) of Shares. If the Participant shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant may make a written election which may be accepted or rejected in the discretion of the Committee (i) to have withheld a portion of any Shares or other payments then issuable to the Participant pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

17. Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

18. Miscellaneous.

(a) This Agreement shall not confer upon the Participant any right to continuation of employment by the Company or any of its Subsidiaries or Affiliates, nor shall this Agreement interfere in any way with the Company’s or any of its Subsidiaries’ or Affiliates’ right to terminate, retire or request the termination of the Participant at any time.

(b) The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Option Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to the Participant.

(c) With the approval of the Board, and if necessary, the shareholders, the Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant’s rights under this Agreement.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law which might otherwise apply.

(f) All obligations of the Company under the Plan and this Agreement, with respect to the Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(h) By accepting this Award or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

(i) The Participant, every person claiming under or through the Participant, and the Company hereby waives to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this Award Agreement issued pursuant to the Plan.

19. Exculpation. This Option and all documents, agreements, understandings and arrangements relating hereto have been executed by the undersigned in his/her capacity as an officer of the Company, and not individually, and neither the Directors, officers or shareholders of the Company nor of any Subsidiary or Affiliate of the Company shall be bound or have any personal liability hereunder. Each party hereto shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of the Option and all documents, agreements, understanding and arrangements relating hereto and will not seek recourse or commence any action against any of the Directors, officers or shareholders of the Company or of any Subsidiary or Affiliate of the Company, or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

COMPANY:

PURPLE BEVERAGE COMPANY, INC.

Theodore Farnsworth, President

PARTICIPANT:

BY:
____________, its ________________

Address: